Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. § 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, David Ly, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2011 of Iveda Solutions, Inc. (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Iveda Solutions, Inc.

A signed original of this written statement required by Section 906 has been provided to Iveda Solutions, Inc. and will be retained by Iveda Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ David Ly

David Ly Chief Executive Officer May 7, 2012